UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.     )
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PRESIDENTIAL REALTY CORPORATION

(Name of Registrant as Specified In Its Charter)

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PRESIDENTIAL REALTY CORPORATION
180 South Broadway
White Plains, N.Y. 10605

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
June 15, 2006

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of PRESIDENTIAL REALTY CORPORATION has been called for and will be held at 2:00 P.M., New York time, on Thursday, June 15, 2006 at the Marriott Residence Inn, 5 Barker Avenue, White Plains, New York, for the following purposes:

1. To elect, by vote of the Class A shares, 4 directors of the Company to serve for the ensuing year;

2. To elect, by vote of the Class B shares, 2 directors of the Company to serve for the ensuing year; and

3. To transact such other business as may properly come before the Annual Meeting.

Only stockholders of record at the close of business on April 20, 2006 are entitled to notice of and to vote at the Annual Meeting.

Stockholders are cordially invited to attend the Annual Meeting in person. If you are not able to do so and wish your stock voted, you are requested to complete, sign and date the accompanying proxy or proxies and promptly return the same in the enclosed stamped envelope. The proxy for Class A stock is yellow and the proxy for Class B stock is white. If you hold both classes of stock, please make sure that you send in both proxies.

BY ORDER OF THE
BOARD OF DIRECTORS

Robert E. Shapiro
Chairman of the Board of Directors

Dated: April 27, 2006

PROXY STATEMENT
ELECTION OF DIRECTORS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
SECURITY OWNERSHIP OF MANAGEMENT
EXECUTIVE OFFICERS
REMUNERATION OF EXECUTIVE OFFICERS AND DIRECTORS
CERTAIN TRANSACTIONS
THE BOARD OF DIRECTORS
SECTION 16( a ) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
OTHER MATTERS
PROPOSALS FOR 2007 ANNUAL MEETING OF STOCKHOLDERS
COST OF SOLICITATION
Appendix A

PRESIDENTIAL REALTY CORPORATION
180 South Broadway, White Plains, New York 10605

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the management of PRESIDENTIAL REALTY CORPORATION of proxies to be used at the Annual Meeting of Stockholders of the Company to be held at 2:00 PM New York time on Thursday, June 15, 2006 at the Marriot Residence Inn, 5 Barker Avenue, White Plains, New York, and at any adjournment thereof. If proxies in the accompanying form are properly executed and returned, the shares represented thereby will be voted as instructed in the proxy. A stockholder executing and returning a proxy has the power to revoke it at any time before it is voted by giving written notice to the Secretary of the Company, by submission of another proxy bearing a later date or by attending the Annual Meeting and requesting to vote in person.

Only stockholders of record as of the close of business on April 20, 2006 will be entitled to vote.

The distribution of this Proxy Statement and the enclosed forms of proxy to stockholders will commence on or about April 27, 2006. The Company’s annual report to stockholders for 2005, including financial statements, is being mailed to stockholders with this Proxy Statement.

As of March 29, 2006, there were outstanding and entitled to vote at the Annual Meeting 478,840 shares of the Company’s Class A Common Stock (held by approximately 104 holders of record) and 3,420,461 shares of the Company’s Class B Common Stock (held by approximately 520 holders of record). The Company is authorized to issue 700,000 Class A shares and 10,000,000 Class B shares. The presence at the Annual Meeting of a majority, or 239,421, of the outstanding shares of the Company’s Class A Common Stock and a majority, or 1,710,231, of the outstanding shares of the Company’s Class B Common Stock, either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.

The holders of the Class A Common Stock have the right at all times to elect two-thirds of the membership of the Board of Directors of the Company, and the holders of the Class B Common Stock have the right at all times to elect one-third of the membership of the Board of Directors of the Company. All directors, once elected, have equal authority and responsibility. On all other matters, the holders of the Class A Common Stock and the holders of the Class B Common Stock have one vote per share for all purposes. However, no action may be taken that would alter or change the special rights or powers given to either class of Common Stock so as to affect such class adversely, or that would increase or decrease the amount of the authorized stock of such class, or increase or decrease the par value thereof, except upon the affirmative vote of the holders of the majority of the outstanding shares of the class of stock so affected.

Accordingly, the Class A shares will vote as a class for the election of four Directors of the Company to serve for the ensuing year (Proposal No. 1 on the accompanying Notice of Annual Meeting), and for this purpose each Class A share will be entitled to one vote. The Class B shares will vote as a class for the election of two directors of the Company to serve for the ensuing year (Proposal No. 2 on the accompanying Notice of Annual Meeting), and for this purpose each Class B share will be entitled to one vote.

With respect to Proposals No. 1 and 2, directors are elected by a plurality of the votes of the shares of common stock present, represented and voted at the Annual Meeting. This means that the director-nominee with the most affirmative votes for a particular position is elected for that position. Consequently, only the number of votes “for” and “against” affect the outcome, and abstentions and broker non-votes will have no effect on the outcome of the election of directors, except to the extent that failure to vote for an individual results in another individual receiving a larger number of votes. A “broker non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary power for that particular item and has not received instructions from the beneficial owner. The Company believes that abstentions and broker non-votes should be counted for purposes of determining if a quorum is present at the Annual Meeting for the transaction of business.

ELECTION OF DIRECTORS

Election of Directors by Class A Stockholders

It is intended that proxies in the accompanying form received from the holders of Class A Common Stock will be voted FOR the four persons listed below, each of whom is at present a director, as directors for the ensuing year. If for any reason any of these nominees becomes unable to serve as a director, it is intended that such proxies will be voted for the election, in his place, of any substituted nominee as management may recommend, and of the other nominees listed. Management, however, has no reason to believe that any nominee will be unable to serve as director. The directors so elected will serve until the next Annual Meeting and until their respective successors are duly elected and have qualified.

		First
		Became Director
	Occupation or Principal Employment	of Presidential or its
Name and Age of Director	for Past 5 Years	Predecessor Company

Robert Feder (75)	Partner, Cuddy & Feder, Attorneys	1981
Jeffrey F. Joseph (64)*	President and Chief Executive Officer of Presidential	1993
Robert E. Shapiro (88)*	Chairman of the Board of Directors of Presidential	1961
Joseph Viertel (90)*	Director and Chairman of the Executive Committee of Presidential	1961

*	Member of the Executive Committee of the Board of Directors

Robert E. Shapiro and Joseph Viertel are brothers.

Election of Directors by Class B Stockholders

It is intended that proxies in the accompanying form received from the holders of Class B Common Stock will be voted FOR the two persons listed below, each of whom is at present a director, as directors for the ensuing year. If for any reason any of these nominees becomes unable to serve as a director, it is intended that such proxies will be voted for the election, in his place, of any substituted nominee as management may recommend, and of the other nominees listed. Management, however, has no reason to believe that any nominee will be unable or unwilling to serve as a director. The directors so elected will serve until the next Annual Meeting and until their respective successors are duly elected and have qualified.

		First
		Became Director
	Occupation or Principal Employment	of Presidential or its
Name and Age of Director	for Past 5 Years	Predecessor Company

Richard Brandt (78)	Chairman Emeritus of the Board of Directors of Trans-Lux Corporation(1)	1972
Mortimer M. Caplin (89)	Partner, Caplin & Drysdale, Attorneys(2)	1984

(1)	Trans-Lux Corporation is a manufacturer of stock tickers and electronic displays and its entertainment division operates motion picture theaters.

(2)	Mr. Caplin is a director of Danaher Corporation.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of March 29, 2006, the following persons owned beneficially the following amounts and percentages of the Class A and Class B Common Stock of Presidential:

	Class A						Percentage of all
	Common			Class B		Percentage of	Outstanding Stock
	Stock		Percentage of	Common Stock		Class B	(Class A and B
	Beneficially		Class A	Beneficially		Common	Common Stock
Name and Address	Owned		Common Stock	Owned		Stock	Combined)

Pdl Partnership	198,735	(1)	41.5%	none		none	5.1%
180 South Broadway White Plains, NY 10605
Amivest Corp.	none		none	320,247	(2)	9.4%	8.2%
275 Broad Hollow Road Melville, NY 11747
Mercury Real Estate Advisors LLC	none		none	215,600	(3)	6.3%	5.5%
100 Field Point Road Greenwich, CT 06830
Wilshire Enterprises, Inc.	none		none	226,800	(4)	6.7%	5.8%
921 Bergen Avenue 11th Floor Jersey City, NJ 07306

(1)	Such amount does not include 27,601 shares owned by certain partners of Pdl Partnership, including 4,762 shares owned by a partner as trustee, the beneficial ownership of which 4,762 shares is disclaimed. The partners of Pdl Partnership are Jeffrey Joseph, an officer and director of Presidential and a nominee for director, and Steven Baruch and Thomas Viertel, officers of Presidential.

(2)	Based upon a Schedule 13G dated March 1, 2006 filed by Amivest Corp. Amivest Corp. has sole voting power with respect to all of such 320,247 shares.

(3)	Based upon Amendment No. 1 dated February 14, 2006 to a Schedule 13G filed by Mercury Real Estate Advisors LLC, David R. Jarvis and Malcolm F. MacLean IV. Mercury Real Estate Advisors LLC has shared voting and dispositive power with respect to all of such 215,600 shares.

(4)	Based upon Amendment No. 2 dated February 22, 2005 to a Schedule 13D filed by Wilshire Enterprises, Inc. Wilshire Enterprises, Inc. has sole voting and dispositive power with respect to all 226,800 of such shares.

Except as set forth in the notes to the table, each of the owners of the shares set forth in the table has the sole voting and dispositive power over such shares except that any such owner has no voting or dispositive power over shares the beneficial ownership of which is disclaimed.

The Company’s management knows of no other persons owning beneficially more than 5% of either the outstanding Class A Common Stock or the outstanding Class B Common Stock of the Company.

Neither Pdl Partnership nor its partners have any contract, arrangement, understanding or relationship (legal or otherwise) with respect to any securities of the Company, except as described below. 212,648 shares of Class A Common Stock owned by Pdl Partnership or its partners are pledged to Robert E. Shapiro and Joseph Viertel, directors of the Company, as security for loans previously made in connection with the purchase of 134,334 shares of Class A Common Stock by Pdl Partnership’s predecessor-in-interest. The partners of Pdl Partnership have entered into an Agreement pursuant to which they have agreed among themselves that the Class A shares owned by Pdl Partnership may (1) be voted by Pdl Partnership only by action of any two of them or (2) be sold by Pdl Partnership only with the approval of any two of them.

SECURITY OWNERSHIP OF MANAGEMENT

As of March 29, 2006, the following directors and executive officers of Presidential owned beneficially the following amounts and percentages of the Class A and Class B Common Stock of Presidential:

		Class A		Class B
		Common		Common
		Beneficially		Beneficially		Percentage of all
		Owned		Owned		Outstanding
		and		and		Stock
		Percentage		Percentage		(Class A and B
Name and Address	Position with Presidential	of Class		of Class		Combined)

Richard Brandt	Director	None		14,000	*	*
433 Paseo de Peralta Santa Fe, NM 87501
Mortimer Caplin	Director	None		85,866	(1)	2.2%
One Thomas Circle, N.W.				2.5%
Washington, D.C. 20005
Robert Feder	Director	916	*(2)	15,552	*(2)	*
90 Maple Avenue White Plains, NY 10601
Jeffrey F. Joseph	Director, Chief Executive	199,735	(3)	98,893		7.7%
180 South Broadway	Officer, President	41.7%		2.9%
White Plains, NY 10605
Robert E. Shapiro	Director	None		34,144	(4)	.9%
180 South Broadway				1%
White Plains, NY 10605
Thomas Viertel	Executive Vice President	16,089		34,898		1.3%
180 South Broadway	Chief Financial Officer	3.4%		1%
White Plains, NY 10605
Steven Baruch	Executive Vice President	10,502	(5)	41,858	(5)	1.1%
180 South Broadway		2.2%		1.2%
White Plains, NY 10605
Elizabeth Delgado	Treasurer, Secretary	None		3,281	*	*
180 South Broadway White Plains, NY 10605
All officers and directors as a group (9 persons)		227,252	(6)	341,392	(6)
		47.5%		10%		14.6%

*	Less than 1% of the class of stock

(1)	Includes 39,775 Class B shares held by a private charitable foundation established by Mr. Caplin, the beneficial ownership of which is disclaimed.

(2)	Includes 124 Class A shares and 3,037 Class B shares held by Mr. Feder’s wife, the beneficial ownership of which is disclaimed.

(3)	Includes 198,735 Class A shares owned by Pdl Partnership, a general partnership in which Mr. Joseph owns a 20% partnership interest. See “Security Ownership of Certain Beneficial Owners” above.

(4)	Includes 10,763 Class B shares held by Mr. Shapiro’s wife, the beneficial ownership of which is disclaimed.

(5)	Includes 4,762 Class A shares and 9,031 Class B shares held as co-trustee under a trust, the beneficial ownership of which is disclaimed.

(6)	Such amount includes (i) 198,735 shares of Class A Common Stock owned by Pdl Partnership (see “Security Ownership of Certain Beneficial Owners” above) and (ii) 4,886 shares of Class A Common Stock and 62,606 shares of Class B Common Stock held in trust or in the names of wives, the beneficial ownership of which is disclaimed by the respective persons.

Except as set forth in the notes to the table, each of the owners of the shares set forth in the table has the sole voting and dispositive power over such shares except that any such owner has no voting or dispositive power over shares the beneficial ownership of which is disclaimed.

EXECUTIVE OFFICERS

The following table sets forth information with respect to the executive officers of Presidential. Each officer has been elected for a period of one year and thereafter until his successor is elected, subject to the terms of the Employment Agreements described below.

Name	Age	Position with Registrant

Jeffrey F. Joseph	64	President, Chief Executive Officer and a Director
Thomas Viertel	64	Executive Vice President and Chief Financial Officer
Steven Baruch	67	Executive Vice President
Elizabeth Delgado	61	Treasurer and Secretary

Mr. Joseph has been President of the Company since February, 1992 and a Director since April, 1993.

Thomas Viertel has been an Executive Vice President of the Company since January, 1993 and its Chief Financial Officer since April of that year. Mr. Viertel is also the Chairman of the Board of Scorpio Entertainment, Inc., a privately owned company that produces theatrical enterprises. See “Certain Transactions” below.

Mr. Baruch has been an Executive Vice President of the Company since January, 1993. Mr. Baruch is also the President of Scorpio Entertainment, Inc. See “Certain Transactions” below. Mr. Baruch also serves as a member of the Board of Directors of Trans-Lux Corporation, of which Richard Brandt, a director of Presidential Realty Corporation and a member of its Compensation Committee, is Chairman Emeritus of the Board of Directors.

Ms. Delgado has been Treasurer of the Company since 1986 and the Secretary of the Company since 2002.

Thomas Viertel is the son of Joseph Viertel, a director of Presidential, and the nephew of Robert E. Shapiro, a director of Presidential. Steven Baruch is the cousin of Robert E. Shapiro and Joseph Viertel.

REMUNERATION OF EXECUTIVE OFFICERS AND DIRECTORS

The following table and discussion summarizes the compensation for the three years ended December 31, 2005, 2004 and 2003 of the Chief Executive Officer of the Company and of any other executive officer of the Company who served as such at December 31, 2005 and whose total annual compensation exceeded $100,000.

Summary Compensation Table

		Annual Compensation
					Other Annual
		Salary	Bonus		Compensation
Name and Principal Position	Year	($)	($)		($)(2)

Jeffrey F. Joseph	2005	310,851	112,656	(1)	33,537
President, Chief Executive	2004	299,760	155,996	(1)	32,691
Officer and Director	2003	290,747	0		32,838
Thomas Viertel	2005	208,884	69,627		26,172
Executive Vice President and	2004	201,431	67,143		26,278
Chief Financial Officer	2003	195,374	0		28,838
Steven Baruch	2005	208,884	69,627		27,240
Executive Vice President	2004	201,431	67,143		28,139
	2003	195,374	0		24,541
Elizabeth Delgado	2005	131,510	7,000		11,509
Treasurer and Secretary	2004	124,529	4,981		10,735
	2003	117,503	0		10,255

(1)	Includes $9,040 in 2005 and $75,100 in 2004 representing the value of 1,000 shares of the Company’s Class B Common Stock and 10,000 shares of the Company’s Class B Common Stock issued for 2005 and 2004, respectively, under the Company’s Restricted Stock Plan. These shares vest at the rate of 20% per year over a five year period commencing at the date of issuance.

(2)	The Company pays the premiums on life insurance policies on the lives of, and owned by, Jeffrey F. Joseph, Thomas Viertel and Steven Baruch. The annual premiums for each of years 2005, 2004 and 2003 were $15,250 for Mr. Joseph, $12,075 for Mr. Viertel and $11,700 for Mr. Baruch. The Company provides certain officers with automobiles to be used for business purposes but does not prohibit the use of the automobiles for personal purposes and pays all of the operating expenses with respect thereto. The total automobile expense incurred by the Company for each of the following officers for 2005, 2004 and 2003 were as follows: Jeffrey F. Joseph, $18,287 for 2005, $17,441 for 2004 and $17,588 for 2003; Thomas Viertel, $14,097 for 2005, $14,203 for 2004 and $16,763 for 2003; Steven Baruch, $15,540 for 2005, $16,439 for 2004 and $12,841 for 2003; and Elizabeth Delgado, $11,509 for 2005, $10,735 for 2004, and $10,255 for 2003.

There were no grants of options or stock appreciation rights in the year ended December 31, 2005.

Aggregated Option/SAR Exercises in Last Fiscal Year
And FY-END Option/SAR Values

				Number of
				Securities
				Underlying	Value of
				Unexercised	Unexercised
	Shares			Options	In-the-Money
	Acquired on	Value		12/31/05	Options 12/31/05
Name	Exercise(#)	Realized($)		(#)	($)

Jeffrey F. Joseph	24,000	$30,120	(A)	0	0
President, Chief Executive Officer and Director
Thomas Viertel	0	0		0	0
Executive Vice President and Chief Financial Officer
Steven Baruch	0	0		0	0
Executive Vice President

(A)	Based on the $6.375 per share exercise price of all options and the $7.63 per share closing price on the American Stock Exchange on the date of exercise.

Defined Benefit Pension Plan

The Company has a Defined Benefit Pension Plan that covers substantially all of its employees, including the officers listed in the Summary Compensation Table. Directors who are not employees of the Company are not eligible to participate in the Plan.

The Plan is a non-contributory, tax qualified defined benefit plan that provides a monthly retirement benefit payable for a participant’s lifetime in an amount equal to the sum of (i) 7.15% of an employee’s average monthly compensation and (ii) .62% of such employee’s average monthly compensation in excess of the average Social Security wage base, multiplied in each case by the employee’s years of service commencing after December 31, 1993 (up to a maximum of 10 years). Average monthly compensation for these purposes is the employee’s monthly compensation averaged over the five consecutive Plan years which produce the highest monthly average within the employee’s last ten years of service. However, the amount of compensation taken into account under a tax qualified plan was limited to $205,000 in 2004, $210,000 in 2005 and $220,000 in 2006, and may be increased in future years for cost of living increases. Maximum benefits under the Plan are attainable after ten years of service commencing after December 31, 1993, and are payable at age 65. Mr. Joseph (64 years old), Mr. Viertel (64 years old) and Mr. Baruch (67 years old) all have ten years of service credited under the Plan.

Employment Agreements

The Company has an employment agreement with Jeffrey F. Joseph, President and Chief Executive Officer of the Company, that extends through December 31, 2011 and provides for annual compensation of $321,420 for calendar year 2006 and annual increases of compensation for subsequent years based on increases in the cost of living. The employment agreement may be terminated by the Company for any reason upon three years prior notice to employee. Subsequent to termination, employee will be retained for three years as a consultant to the Company and receive compensation at a rate equal to 50% of the compensation paid in his last year of employment. The employment agreement provides that the employee may also become entitled to a bonus for each calendar year during the employment term based on a formula relating to the Company’s earnings, which bonus is limited to a maximum amount of 33 1/3% of his annual basic compensation for that year. The agreement also provides for retirement benefits commencing at age 69 (or four years after retirement, whichever is later) in the annual amount of $29,000, subject to increases based on 50% of any increase in the cost of living subsequent to the first year of retirement.

The Company also has employment agreements with Steven Baruch, Executive Vice President of the Company, and Thomas Viertel, Executive Vice President and Chief Financial Officer of the Company, that extend to December 31, 2008 (in the case of Mr. Baruch) and December 31, 2011 (in the case of Mr. Viertel) and provide for annual compensation of $215,986 for calendar year 2006 and annual increases of compensation for subsequent years based on increases in the cost of living. Each of the employment agreements may be terminated by the Company for any reason upon three years prior notice to the employee. Subsequent to termination, the employee will be retained for three years as a consultant to the Company and receive compensation at a rate equal to 50% of the compensation paid in the last year of employment. The employment agreements provide that the employees may also become entitled to a bonus for each calendar year during the employment term based on a formula relating to the Company’s earnings, which bonus is limited to a maximum amount of 33 1/3% of the annual basic compensation for that year. Each of the agreements also provides for retirement benefits commencing at age 69 (or four years after retirement, whichever is later) in the annual amount of $29,000, subject to increases based on 50% of any increase in the cost of living subsequent to the first year of retirement. The Company’s employment agreements with Mr. Baruch and Mr. Viertel permit them to spend a reasonable amount of their time during normal business hours on matters related to Scorpio Entertainment, Inc., a company which is engaged in theatrical productions, so long as their time and efforts for Scorpio Entertainment, Inc. do not conflict or interfere with the performance of their duties for the Company and they diligently perform their duties for the Company to the satisfaction of the Board of Directors. See “Certain Transactions” below.

During the retirement periods under the above agreements, Messrs. Joseph, Baruch and Viertel will also be entitled to the continuation of certain life, group health and disability insurance benefits. None of the employment contracts described above provide death benefits for the recipients or for funding by Presidential of the anticipated retirement benefits.

The Company also has an employment agreement with Elizabeth Delgado, the Company’s Secretary and Treasurer, that extends through December 31, 2008 and provides for annual compensation of $138,085 for calendar year 2006. The employment agreement provides for a payment of $75,000 upon retirement and an additional $75,000 if retirement is on or after December 31, 2011.

Compensation of Directors

The Company pays each director (other than Jeffrey F. Joseph, who is the President of the Company, Robert E. Shapiro, who is the Chairman of the Board of Directors of the Company, and Joseph Viertel, who is the Chairman of the Executive Committee of the Board of Directors of the Company) $16,000 per annum, plus $1,500 for each meeting of the Board of Directors or Committee thereof attended (other than meetings of the Audit Committee) and $2,000 for each annual meeting of the Audit Committee and $1,000 for other meetings of the Audit Committee for the review of the Company’s unaudited quarterly financial statements attended, plus reimbursement of expenses. In addition, the Chairman of the Audit Committee and the Compensation and Pension Committee receives an additional $1,000 per annum. A portion of these directors’ fees is paid by the issuance of 1,000 shares of the

Company’s Class B Common Stock to each director. The Company ordinarily does not pay any other compensation to directors for their services as Directors.

Presidential also has employment agreements with two directors (who were executive officers of the Company prior to their retirement) providing for stipulated annual payments for life (plus continuation of life, group health and disability insurance benefits). The annual cash retirement benefits paid under these contracts in 2005 (including insurance premiums) were as follows:

		Annual Cash Retirement
		Benefit (subject to increase
Name and Age	Position with Presidential	for inflation)

Robert E. Shapiro (87)	Director and Chairman of the Board of Directors. Retired as President in 1992.	$212,009
Joseph Viertel (89)	Director and Chairman of the Executive Committee. Retired as President in 1987.	$191,954

CERTAIN TRANSACTIONS

Presidential currently has loans outstanding to certain affiliates of Ivy Properties, Ltd. (collectively “Ivy”) as more fully described in the table set forth below. Ivy is owned by Thomas Viertel, Steven Baruch and Jeffrey Joseph (the “Ivy Principals”). Pdl Partnership, a partnership which is wholly owned by the Ivy Principals, currently owns 198,735 shares of the Company’s Class A Common Stock. As a result of the ownership of these shares by Pdl Partnership, together with the ownership of an aggregate of 27,601 additional shares of Class A Common Stock individually by the Ivy Principals, Pdl Partnership and the Ivy Principals have beneficial ownership of an aggregate of approximately 47% of the outstanding shares of Class A Common Stock of the Company, which class of stock is entitled to elect two-thirds of the Board of Directors of the Company. By reason of such beneficial ownership, the Ivy Principals are in a position substantially to control elections of the Board of Directors of the Company.

The Board of Directors has adopted a resolution pursuant to which Presidential will not make any loan to Ivy nor enter into any other material transaction with Ivy unless such transaction is unanimously approved by the Directors of Presidential who are not otherwise affiliated with Presidential or Ivy (with no more than one abstention).

The following table sets forth information with respect to all outstanding loans to Ivy at December 31, 2004 and December 31, 2005:

	Original
	Loan		Basic
Date	Advanced	Description	Interest Rate	12/31/04	12/31/05

1981	$5,285,000	UTB Associates, a partnership in which Presidential owned a 66 2/3% interest, sold an apt. property in New Haven, CT to Ivy for long-term, non-recourse purchase money notes.	11.8 to 25.33%	$227,900	$202,592
1991	526,454	UTB End Loans: Purchase money notes on co-op apts. These notes were transferred to Presidential as part of the Ivy settlement.	Various	67,527	68,481
1991	155,084	Consolidated Loans: Replaced previously defaulted loans.(1)	Chase Prime	0	0

		Total Loans		295,427	271,073
		Less: Discounts		51,261	61,786

		Net Carrying Value		$244,166	$209,287

(1)	As part of a Settlement Agreement effectuated in November, 1991 between Presidential and Ivy, certain of Presidential’s outstanding nonrecourse loans to Ivy (most of which had previously been written down to zero)

were modified and consolidated into two nonrecourse loans (collectively, the “Consolidated Loans”) which currently have an aggregate outstanding principal balance of $4,770,050 and a net carrying value of zero. In 1996, Presidential and the Ivy Principals agreed to modify the Settlement Agreement to provide that the only payments required under the Consolidated Loans would be paid by the Ivy Principals in an amount equal to 25% of the operating cash flow (after provision for certain reserves) of Scorpio Entertainment, Inc., a company owned by two of the Ivy Principals that acts as a producer of theatrical productions. To the extent that Presidential receives payments under these notes, such payments will be applied to unpaid and unaccrued interest and recognized as income. During 2005, Presidential received $385,476 of interest on the Consolidated Loans. At December 31, 2005, the total unpaid and unaccrued interest on the Consolidated Loans was $3,103,816. Presidential does not expect to recover any of the principal amounts of the Consolidated Loans.

In 2005, Jeffrey Joseph, with the consent of the Board of Directors of Presidential, acquired a 6.67% interest from David Lichtenstein in a company owned by Mr. Lichtenstein, which company owns a 59% interest in seven outlet shopping mall properties. The purchase price paid by Mr. Joseph was $186,000 and represented a pro rata portion of Mr. Lichtenstein’s cost for the assets when he acquired them in late 2003. At that time, Mr. Joseph had, with the consent of the Board of Directors of Presidential, advised Mr. Lichtenstein in connection with his acquisition of a portfolio of outlet shopping mall properties and Mr. Lichtenstein had agreed to permit Mr. Joseph to participate in his investment. Presidential has loans in the aggregate outstanding principal amount of $7,450,000 to entities that are controlled by Mr. Lichtenstein. Some, but not all, of these loans are guaranteed in whole or in part by Mr. Lichtenstein and all of these loans are in good standing. In addition, Presidential has made loans to and investments in joint ventures controlled by Mr. Lichtenstein in the amount of $27,038,000. All of these loan and joint venture arrangements are in good standing. None of Presidential’s loans or joint ventures with Mr. Lichtenstein relate to the properties in which Mr. Joseph has an interest. For additional information, see the Company’s Report on Form 8-K filed on September 27, 2005.

THE BOARD OF DIRECTORS

Independent Directors

The Board of Directors has determined that Richard Brandt, Mortimer Caplin and Robert Feder are independent directors pursuant to Section 121A of the American Stock Exchange Company Guide.

Committees of the Board of Directors

The Board of Directors of Presidential has a standing Executive Committee, Audit Committee and Compensation and Pension Committee. The Board of Directors does not have a standing nominating committee.

Executive Committee.  The members of the Executive Committee are Jeffrey F. Joseph, Robert E. Shapiro and Joseph Viertel. The function of the Executive Committee is to make general and specific recommendations to the Board of Directors with respect to matters to be considered by the Board. The Executive Committee meets monthly and from time to time as required by the business of Presidential.

Audit Committee.  The members of the Audit Committee are Richard Brandt, Mortimer Caplin and Robert Feder. The function of the Audit Committee, which is established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act, is to oversee the accounting and financial reporting process of the Company and the audits of the financial statements of the Company. Each member of the Audit Committee is independent (as defined in Section 121A of the American Stock Exchange Company Guide). The Board of Directors of the Company has adopted a written Charter for the Audit Committee, a copy of which was attached as Exhibit A to the Proxy Statement dated April 28, 2004 with respect to the Annual Meeting of Stockholders held on June 15, 2004. The Audit Committee Report dated March 23, 2006 is attached as Appendix A to this Proxy Statement. The Audit Committee held four meetings during the Company’s last fiscal year.

The Board of Directors of the Company has determined that Richard Brandt, a member of the Audit Committee, is financially sophisticated as defined by Section 121B(2)(A)(ii) of the American Stock Exchange Company Guide. However, the Board of Directors of the Company has also determined that the Audit Committee does not have any member who qualifies as a financial expert pursuant to Item 401(e) of Regulation SB. The Board of Directors does not believe that it is necessary to have a member of the Audit Committee who meets the definition of a financial expert pursuant to Item 401(e) of Regulation SB because all of the members of the Audit Committee satisfy the American Stock Exchange requirements for Audit Committee membership applicable to American Stock Exchange listed companies and, as mentioned above, Mr. Brandt is a financially sophisticated individual as defined by the American Stock Exchange Company Guide. In addition, all members of the Audit Committee have been members for at least ten years and are familiar with the business and accounting practices of the Company.

Compensation and Pension Committee.  The members of the Compensation and Pension Committee are Richard Brandt, Mortimer Caplin and Robert Feder. The function of the Compensation and Pension Committee is to recommend guidelines and specific compensation levels to the Board of Directors of the Company for the executive officers of the Company. The Compensation and Pension Committee held one meeting during the Company’s last fiscal year.

Nominating Committee.  The Company does not have a standing nominating Committee. All current Board members have served on the Board for at least ten years. In effect, the entire Board has been serving the function of a nominating committee. However, in accordance with Section 804(a) of the American Stock Exchange Company Guide, all future nominations to the Board of Directors will be selected or approved by at least a majority of the independent directors. Since there is no formal nominating committee, the Board does not have a specific policy with respect to the consideration of any candidate for membership on the Board that may be recommended by a security holder and in fact there have been no such recommendations by security holders for over twenty years. There are no formal minimum qualifications or specific qualities or skills that candidates must meet, but the Board will evaluate the overall qualities that a person might bring to the Board, including relevant experience in the real estate industry, business insight, and overall ability to contribute to the Company and the Board. The Company does not pay a fee to a third party to assist in the nomination process.

Attendance at Meetings of the Board of Directors and Committees

The Board of Directors of the Company held four meetings during the Company’s last fiscal year. All of the directors attended all of the meetings in 2005 of the Board of Directors and the committees of which they were members.

Miscellaneous

The Company does not have a specific policy with respect to the attendance of members of the Board of Directors at its Annual Meeting of Stockholders. Three members of the Board of Directors attended the Company’s Annual Meeting of Stockholders in 2005.

The Company has adopted a Code of Ethics that applies to its Chief Executive Officer, Chief Financial Officer and Principal Accounting Officer, among others.

Shareholders may send communications to the Board of Directors or to individual directors by sending such communication addressed to the Board of Directors or an individual director to the Company’s office at 180 South Broadway, White Plains, New York 10605. All written communications addressed to the Board of Directors or to an individual director will be forwarded to such director or directors.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires executive officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by regulations of the Securities and Exchange Commission to furnish us with copies of all Section 16(a) reports they file. Based solely on our review of the copies of reports we received, or written representations that no such reports were required for those persons, we believe that, for 2005, all statements of beneficial ownership required to be filed with the Securities and Exchange Commission were filed on a timely basis.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP have been and are presently our independent registered public accounting firm. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting and to be available to respond to appropriate questions from holders of our common shares. In addition, such representatives will have the opportunity to make a statement if they desire to do so.

The following table presents fees for professional audit services rendered by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte & Touche”) for the audit of our financial statements for the fiscal years ended December 31, 2005 and December 31, 2004, and fees for other services rendered by Deloitte & Touche during those periods.

	2005	2004

Audit Fees(a)	$157,000	$146,500
Audit-Related Fees(b)	—	—
Tax Fees(c)	15,500	13,300
All Other Fees(d)	23,000	20,750

Total	$195,500	$180,550

(a)	Fees for audit services for 2005 and 2004 consisted of the audit of the Company’s annual financial statements, reviews of the Company’s quarterly financial statements, and assistance with Securities and Exchange Commission matters.

(b)	No audit-related services were rendered by Deloitte & Touche in 2005 and 2004.

(c)	Fees for tax services for 2005 and 2004 consisted of tax compliance services. Tax compliance services are services rendered based upon facts already in existence or transactions that have already occurred to document, compute, and obtain government approval for amounts to be included in tax filings and consisted of Federal, state and local income tax return assistance and REIT compliance testing.

(d)	Fees for audit services for 2005 and 2004 consisted of three audits of the Company’s wholly-owned subsidiaries in each year.

All audit-related services, tax services and other services were pre-approved by the audit committee, which concluded that the provision of those services by Deloitte & Touche was compatible with the maintenance of Deloitte & Touche’s independence in the conduct of its auditing functions.

Policy on Pre-Approval of Independent Registered Public Accounting Firm

The audit committee is responsible for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. The audit committee has established a policy regarding pre-approval of all audit and non-audit services provided by our Company’s independent registered public accounting firm.

On an on-going basis, management communicates specific projects and categories of service for which the advance approval of the audit committee is requested. The audit committee reviews these requests and advises management if the audit committee approves the engagement of the independent registered public accounting firm. The audit committee may also delegate the ability to pre-approve audit and permitted non-audit services to one or more of its members, provided that any pre-approvals are reported to the audit committee at its next regularly scheduled meeting.

OTHER MATTERS

At the date of this Proxy Statement, the only proposals that Management intends to present at the Annual Meeting are those set forth in the Notice of the Annual Meeting of Stockholders. Management knows of no other matter which may come before the Annual Meeting, but if any other matters properly come before the meeting, it is intended that proxies in the accompanying forms will be voted thereon in accordance with the judgment of the person or persons voting the proxies.

PROPOSALS FOR 2007 ANNUAL MEETING OF STOCKHOLDERS

Stockholder proposals for the 2007 Annual Meeting of Stockholders must be received by the Secretary at the corporate offices of Presidential, 180 South Broadway, White Plains, New York 10605, no later than December 27, 2006 for inclusion in the Proxy Statement for the 2007 Annual Meeting of Stockholders.

COST OF SOLICITATION

The cost of soliciting proxies in the accompanying forms has been or will be borne by the Company. In addition to solicitation by mail, solicitations may be made by telephone calls by existing employees of the Company.

IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE ANNUAL MEETING. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, YOU ARE REQUESTED TO SIGN THE ENCLOSED PROXY OR PROXIES AND RETURN SAME IN THE ENCLOSED STAMPED AND ADDRESSED ENVELOPE AS PROMPTLY AS POSSIBLE.

A STOCKHOLDER EXECUTING AND RETURNING A PROXY HAS THE POWER TO REVOKE IT AT ANY TIME BEFORE IT IS VOTED BY GIVING WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY, BY SUBMISSION OF ANOTHER PROXY BEARING A LATER DATE, OR BY ATTENDING THE ANNUAL MEETING AND REQUESTING TO VOTE IN PERSON.

April 27, 2006

Appendix A

PRESIDENTIAL REALTY CORPORATION

AUDIT COMMITTEE REPORT

In accordance with its written charter adopted by the Board of Directors (Board), the Audit Committee of the Board (Committee) assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. During fiscal year 2005, the Committee met four times and discussed the interim financial information contained in each quarterly earnings announcement with the Chief Executive Officer, Chief Financial Officer, Treasurer and independent registered public accounting firm prior to public release.

In discharging its oversight responsibility as to the audit process, the Committee obtained from the independent registered public accounting firm a formal written statement describing all relationships between such firm and the Company that might bear on the firm’s independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,”; discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to such firm’s independence. The Committee also discussed with management and the independent registered public accounting firm the quality and adequacy of the Company’s internal controls and reviewed with the independent registered public accounting firm their audit scope and identification of audit risks.

The Committee discussed and reviewed with the independent registered public accounting firm all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees” and, with and without management present, discussed and reviewed the results of the independent registered public accounting firm’s examination of the Company’s financial statements.

The Committee reviewed the audited financial statements of the Company as of and for the fiscal year ended December 31, 2005, with management and the independent registered public accounting firm. Management has the responsibility for the preparation of the Company’s financial statements and the independent registered public accounting firm has the responsibility for the examination of those statements.

Based on the above-mentioned review and discussions with management and the independent registered public accounting firm, the Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005, for filing with the Securities and Exchange Commission. The Committee also recommended the reappointment of the independent registered public accounting firm and the Board concurred in such recommendation.

Richard Brandt, Chairman
Mortimer Caplin
Robert Feder

Date: March 23, 2006

A-1

(CLASS A SHARES)
PRESIDENTIAL REALTY CORPORATION
180 SOUTH BROADWAY, WHITE PLAINS, NEW YORK 10605
MANAGEMENT PROXY
The undersigned hereby appoints JEFFREY F. JOSEPH and THOMAS VIERTEL, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to appear and vote all of the shares of Class A stock standing in the name of the undersigned on April 20, 2006, at the Annual Meeting of Stockholders of Presidential Realty Corporation to be held at the Marriott Residence Inn, 5 Barker Avenue, White Plains, New York, on June 15, 2006 at 2:00 P.M., New York time, and at any and all adjournments thereof, and the undersigned hereby instructs said attorneys to vote as designated on reverse:
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
(CONTINUED AND TO BE DATED AND SIGNED ON REVERSE SIDE)

SEE REVERSE
SIDE

A ☒	PLEASE MARK YOUR
VOTES AS IN THIS
EXAMPLE

		FOR ALL NOMINEES LISTED AT	WITHHOLD AUTHORITY
		RIGHT: (EXCEPT AS MARKED TO	TO VOTE FOR ALL NOMINEES
		THE CONTRARY BELOW)	LISTED AT RIGHT
1.	ELECTION OF			NOMINEES:	ROBERT FEDER,
	DIRECTORS	☐	☐		JEFFREY F. JOSEPH,
ROBERT E. SHAPIRO,
JOSEPH VIERTEL
INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below.

2.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.

MARK HERE IF YOU PLAN TO ATTEND THE MEETING	☐
The undersigned hereby acknowledges receipt of the Proxy Statement dated April 27, 2006
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER, IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

SIGNATURE(S)	DATED:	, 2006

Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

(CLASS B SHARES)
PRESIDENTIAL REALTY CORPORATION
180 SOUTH BROADWAY, WHITE PLAINS, NEW YORK 10605
MANAGEMENT PROXY
The undersigned hereby appoints JEFFREY F. JOSEPH and THOMAS VIERTEL, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to appear and vote all of the shares of Class B stock standing in the name of the undersigned on April 20, 2006, at the Annual Meeting of Stockholders of Presidential Realty Corporation to be held at the Marriott Residence Inn, 5 Barker Avenue, White Plains, New York, on June 15, 2006 at 2:00 P.M., New York time, and at any and all adjournments thereof, and the undersigned hereby instructs said attorneys to vote as designated on reverse:
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
(CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)

SEE REVERSE
SIDE

A ☒	PLEASE MARK YOUR
VOTES AS IN THIS
EXAMPLE

		FOR ALL NOMINEES LISTED AT	WITHHOLD AUTHORITY
		RIGHT: (EXCEPT AS MARKED TO	TO VOTE FOR ALL NOMINEES
		THE CONTRARY BELOW)	LISTED AT RIGHT
1.	ELECTION OF			NOMINEES:	RICHARD BRANDT,
	DIRECTORS	☐	☐		MORTIMER M.
CAPLIN
INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below.

2.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.

MARK HERE IF YOU PLAN TO ATTEND THE MEETING	☐
The undersigned hereby acknowledges receipt of the Proxy Statement dated April 27, 2006
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER, IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

SIGNATURE(S)	DATED:	, 2006

Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.